Exhibit 99.1
Execution Version

AMENDMENT NO. 1 TO
AMENDED AND RESTATED TRUST AGREEMENT

Exeter Automobile Receivables Trust 2023-1

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED TRUST AGREEMENT, dated as of November 14, 2023 (this “Amendment”), between EFCAR, LLC, a Delaware limited liability company, as depositor (in such capacity, the “Depositor”), and WILMINGTON TRUST COMPANY, a Delaware trust company, as owner trustee (the “Owner Trustee”).

WHEREAS, the Depositor and the Owner Trustee are parties to that certain amended and restated trust agreement, dated as of February 6, 2023 (the “Amended and Restated Trust Agreement”), of Exeter Automobile Receivables Trust 2023-1 (the “Trust”);

WHEREAS, the Depositor and the Owner Trustee desire to amend the Amended and Restated Trust Agreement in order to change the minimum denomination of the Certificates, to facilitate the exchange of Book-Entry Certificates for Definitive Certificates in certain circumstances, and to make certain other related amendments;

WHEREAS, pursuant to, and subject to certain conditions described in, Section 10.1(b) of the Amended and Restated Trust Agreement, the Depositor and the Owner Trustee may amend the Amended and Restated Trust Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Amended and Restated Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; and

WHEREAS, the Depositor has caused to be delivered to the Owner Trustee the Opinion of Counsel described in the penultimate paragraph of Section 10.1(b) of the Amended and Restated Trust Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Definitions.  Capitalized terms used but not otherwise defined herein have the meanings given to them in the Amended and Restated Trust Agreement.

SECTION 2.  Amendments to the Amended and Restated Trust Agreement.

(a)  Section 2.11(a) of the Amended and Restated Trust Agreement is hereby amended by (i) replacing the first reference to “the Certificate Owners” therein with “the beneficial owners of the Certificates” and (ii) replacing the second reference to “the Certificate Owners” therein with “the Certificateholders, the Certificate Owners”.

(b)  Section 2.11(b) of the Amended and Restated Trust Agreement is hereby amended by (i) replacing the phrase “The parties hereto and each Certificate Owner, by acceptance of a beneficial interest in a Certificate” in the first sentence therein with “The parties hereto, each Certificateholder (by its acceptance of a Certificate) and each Certificate Owner (by its acceptance of a beneficial interest in a Certificate)” and (ii) replacing the reference to “any Certificate Owner” in the third sentence therein with “any Certificateholders or Certificate Owner”.

(c)  Section 2.11(c) of the Amended and Restated Trust Agreement is hereby amended by replacing the reference to “the Certificate Owners” therein with “any Certificateholder or Certificate Owner”.

(d)  Section 2.11(e) of the Amended and Restated Trust Agreement is hereby amended by (i) replacing the second reference to “each Certificate Owner” in the first sentence therein with “each beneficial owner of the Certificates”, (ii) replacing the reference to “the Certificate Owners” in the second sentence therein with “the Certificateholders and the Certificate Owners” and (iii) replacing the phrase “beneficial interests in the Certificates held by such Certificate Owner in the second sentence therein with “the interests in the Certificates held by such Certificateholders or beneficially held by such Certificate Owner”.

(e)  Section 3.1 of the Amended and Restated Trust Agreement is hereby amended by inserting the phrase “or Certificate Owner” immediately prior to the period (“.”) at the end of such sentence.

(f)  The first four sentences in the first paragraph of Section 3.4(a) of the Amended and Restated Trust Agreement are hereby amended and restated in their entirety as follows:

“(a)  The Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing Book-Entry Certificates, substantially in the form of Exhibit A hereto, to be delivered to the Certificate Registrar, as agent for the Clearing Agency, by, or on behalf of, the Trust. The Book-Entry Certificates shall be issued in an aggregate nominal principal amount of $100,000 (which shall be deemed to be the equivalent of 100,000 units, with $1 of principal amount being the equivalent of 1 unit). The Trust shall not issue any Certificate that would cause the aggregate nominal principal amount of all Certificates (including any Certificates that are issued on or after the Closing Date as Definitive Certificates) to exceed $100,000, or 100,000 units. All beneficial interests in the Certificates shall be owned in the minimum nominal principal amount of $4,167 and integral multiples of $1 in excess thereof.”

(g)  Section 3.6 of the Amended and Restated Trust Agreement is hereby amended by adding new Section 3.6(d) thereto, as follows:

“(d)  If Exeter provides notice to the Owner Trustee and the Certificate Registrar in writing that the Seller or an Affiliate of the Seller is acquiring any Book-Entry Certificates on or after the Closing Date and that such Person has elected to exchange, at the time of such acquisition, Book-Entry Certificates for Definitive Certificates, such notice shall be provided no later than two (2) Business Days prior to such Person’s acquisition of such Certificates and shall specify (i) the date of such acquisition and exchange (the “DWAC Decrease

Date”), (ii) the nominal principal amount of the Book-Entry Certificates immediately prior to the DWAC Decrease Date (the “Pre-DWAC Nominal Principal Amount”), (iii) the amount by which the Pre-DWAC Nominal Principal Amount will be decreased in connection with issuance of the corresponding Definitive Certificates (the “DWAC Decrease Amount”), (iv) the nominal principal amount of the Book-Entry Certificates, as decreased by the DWAC Decrease Amount (the “Post-DWAC Nominal Principal Amount”), and (v) the DTC participant number of the transferor.  On the DWAC Decrease Date, the transferor of the Certificates that are the subject of such exchange will initiate, or cause to be initiated, a DWAC with the Clearing Agency in order to decrease the Pre-DWAC Nominal Principal Amount of the Book-Entry Certificates by the DWAC Decrease Amount.  In connection with such DWAC Decrease Amount, upon confirmation by the Seller that such DWAC has occurred and on the DWAC Decrease Date, the Owner Trustee, on behalf of the Trust, shall execute and the Certificate Registrar shall authenticate and deliver one or more Definitive Certificates representing the applicable Certificates corresponding with such DWAC Decrease Amount to the Seller or such Affiliate, as applicable, in accordance with the re-registration instructions of the Seller and in accordance with Section 3.7 hereof. None of the Trust, the Certificate Registrar, the Indenture Trustee or the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any such Definitive Certificates, the Owner Trustee, the Certificate Registrar, the Certificate Paying Agent and the Indenture Trustee shall recognize such Holders of the Definitive Certificates, as reflected on the Certificate Register, as the applicable Certificateholders.”

(h)  The first full paragraph after the introductory sentence in Section 3.7(i) of the Amended and Restated Trust Agreement is hereby amended and restated, as follows:

(i)  [TO BE INCLUDED IF ISSUED AS A BOOK-ENTRY CERTIFICATE.] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

(j)  The second full paragraph after the introductory sentence in Section 3.7(i) of the Amended and Restated Trust Agreement is hereby amended by replacing the reference to “$3,847” therein with “$4,167”.

(k)  The seventh full paragraph after the introductory sentence in Section 3.7(i) of the Amended and Restated Trust Agreement is hereby amended and restated, as follows:

“THE HOLDER OF THIS CERTIFICATE (OR A BENEFICIAL INTEREST THEREIN), BY ACCEPTANCE OF THE CERTIFICATE OR THE INTEREST IN SUCH CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED AND COVENANTED, UPON WHICH REPRESENTATION AND COVENANT THE OWNER TRUSTEE AND CERTIFICATE REGISTRAR MAY CONCLUSIVELY RELY, THAT (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY, A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (1) (Y) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE CLASS E NOTES, THE CERTIFICATES AND ANY OTHER EQUITY INTERESTS IN THE ISSUER OR (Z) IT IS A FLOW-THROUGH ENTITY THAT IS A SPECIAL PURPOSE ENTITY ORGANIZED BY THE SELLER OR AN AFFILIATE OF THE SELLER FOR THE PURPOSE OF OWNING CERTIFICATES AND WHOSE ORGANIZATIONAL DOCUMENTS PROVIDE (I) FOR NO MORE THAN FOUR (4) BENEFICIAL OWNERS AS DETERMINED FOR U.S. FEDERAL INCOME TAX PURPOSES IN TOTAL (COLLECTIVELY, IF THERE IS MORE THAN ONE SUCH SPECIAL PURPOSE ENTITY), (II) THAT NO SUCH BENEFICIAL OWNER IS OR SHALL BECOME A FLOW-THROUGH ENTITY, AND (III) THAT, PRIOR TO THE ENTRY INTO ANY AMENDMENT TO OR WAIVER OF THE ORGANIZATIONAL DOCUMENTS OF SUCH FLOW-THROUGH ENTITY, AN OPINION OF NATIONALLY RECOGNIZED U.S. TAX COUNSEL MUST BE DELIVERED TO THE TRUST CONFIRMING THAT, AFTER GIVING EFFECT TO SUCH AMENDMENT OR WAIVER, THE TRUST WILL NOT BE CHARACTERIZED AS AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES, AND (2) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE INVESTMENT OF SUCH FLOW-THROUGH ENTITY IN ANY CERTIFICATE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(H)(1)(II) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE CODE, (B) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE CONVEY ANY PARTICIPATING INTEREST IN ANY CERTIFICATE OR ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE

OR IN PART TO ANY CERTIFICATE, (C) IT IS NOT ACQUIRING AND WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF THE CERTIFICATE (OR INTEREST THEREIN) IF SUCH ACQUISITION, SALE, TRANSFER, ASSIGNMENT, PARTICIPATION, PLEDGE OR DISPOSITION IS THROUGH, OR WOULD CAUSE ANY CERTIFICATE (OR INTEREST THEREIN) TO BE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(B) OF THE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS AND (D) IT DOES NOT AND WILL NOT BENEFICIALLY OWN A CERTIFICATE (OR ANY BENEFICIAL INTEREST THEREIN) IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH CERTIFICATE.”

(l)  Section 3.7(l) of the Amended and Restated Trust Agreement is hereby amended and restated, as follows:

“(l)  Each Holder of a Certificate or a Certificate Owner, by acceptance of such Certificate or such interest in such Certificate, will be deemed to have represented and covenanted, upon which representation and covenant the Owner Trustee and Certificate Registrar may conclusively rely, that (A) either (I) it is not and will not become for U.S. federal income tax purposes a Flow-Through Entity or (II) if it is or becomes a Flow-Through Entity, then (1) (y) none of the direct or indirect beneficial owners of any of the interests in such Flow-Through Entity has or ever will have more than 50% of the value of its interest in such Flow-Through Entity attributable to the interest of such Flow-Through Entity in the Class E Notes, the Certificates and any other equity interests in the Trust or (z) it is a Flow-Through Entity that is a special purpose entity organized by the Seller or an Affiliate of the Seller for the purpose of owning Certificates and whose organizational documents provide (i) for no more than four (4) beneficial owners as determined for U.S. federal income tax purposes in total (collectively, if there is more than one such special purpose entity), (ii) that no such beneficial owner is or shall become a Flow-Through Entity, and (iii) that, prior to the entry into any amendment to or waiver of the organizational documents of such Flow-Through Entity, an opinion of nationally recognized U.S. tax counsel must be delivered to the Trust confirming that, after giving effect to such amendment or waiver, the Trust will not be characterized as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, and (2) it is not and will not be a principal purpose of the arrangement involving the investment of such Flow-Through Entity in any Certificate to permit any partnership to satisfy the 100 partner limitation of section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Code, (B) it will not sell, assign, transfer, pledge or otherwise convey any participating interest in any Certificate or any financial instrument or contract the value of which is determined by reference in whole or in part to any Certificate, (C) it is not acquiring and will not sell, transfer, assign, participate, pledge or otherwise dispose of any Certificate (or interest therein) if such acquisition, sale, transfer, assignment, participation, pledge or disposition is through, or would cause any Certificate (or interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b) of the Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations and (D) it does not and will not beneficially own any Certificate (or any beneficial interest therein) in an amount that is less than the minimum denomination for such Certificate. To the extent a Holder of a Certificate or a Certificate Owner is unable to make each of the representations contained in the foregoing clauses (A), (B), (C) and (D), such Holder of a Certificate or Certificate Owner acknowledges that it is deemed to agree to provide to the Trust an opinion of nationally recognized U.S. tax counsel that its acquisition of a Certificate (or any beneficial interest therein) will not cause the Trust to be treated as a publicly traded partnership taxable as a corporation. Any transfer of a Certificate (or any beneficial interest therein) that does not comply with the foregoing requirements will be deemed null and void ab initio.”

(m)  The second and third paragraphs in Section 6.11 of the Amended and Restated Trust Agreement are hereby amended and restated, as follows:

“In addition to the Owner Trustee’s obligations under the USA PATRIOT Act, the Corporate Transparency Act (31 U.S.C. § 5336) and its implementing regulations (collectively, the “CTA”), may require the Trust to file certain reports with FinCEN after the date of this Agreement.  It shall be the Depositor’s or the Servicer’s duty, and not the Owner Trustee’s duty, to cause the Trust to make such filings or to cause the Trust to comply with its obligations under the CTA, if any.

The parties hereto agree that for purposes of Applicable Anti-Money Laundering Law, including without limitation the CTA as applicable, (a) the Certificateholders are and shall be deemed to be the sole direct owners of the Trust and (b) one or more Controlling Parties of the Depositor, Servicer, or Certificateholders shall be deemed to be the parties with the power and authority to exercise substantial control over the Trust. For purposes of this Section 6.11, “Controlling Party” shall mean an executive officer, senior officer, senior manager or any other individual who regularly performs similar functions.”

(n)  Exhibit A to the Amended and Restated Trust Agreement is hereby amended by: (i) inserting an open bracket (“[”) immediately prior to the first full paragraph in such Exhibit (starting with the word “UNLESS”); (ii) inserting a close bracket (“]”) immediately after the first full paragraph in such Exhibit; (iii) replacing the reference to “$3,847” in the second full paragraph in such Exhibit with “$4,167”; and (iv) amending and restating the ninth paragraph under the heading “(Reverse of Certificate)”, as follows:

“THE HOLDER OF THIS CERTIFICATE (OR A BENEFICIAL INTEREST THEREIN), BY ACCEPTANCE OF THE CERTIFICATE OR THE INTEREST

IN SUCH CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED AND COVENANTED, UPON WHICH REPRESENTATION AND COVENANT THE OWNER TRUSTEE AND CERTIFICATE REGISTRAR MAY CONCLUSIVELY RELY, THAT (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY, A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (1) (Y) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE CLASS E NOTES, THE CERTIFICATES AND ANY OTHER EQUITY INTERESTS IN THE ISSUER OR (Z) IT IS A FLOW-THROUGH ENTITY THAT IS A SPECIAL PURPOSE ENTITY ORGANIZED BY THE SELLER OR AN AFFILIATE OF THE SELLER FOR THE PURPOSE OF OWNING CERTIFICATES AND WHOSE ORGANIZATIONAL DOCUMENTS PROVIDE (i) FOR NO MORE THAN FOUR (4) BENEFICIAL OWNERS AS DETERMINED FOR U.S. FEDERAL INCOME TAX PURPOSES IN TOTAL (COLLECTIVELY, IF THERE IS MORE THAN ONE SUCH SPECIAL PURPOSE ENTITY), (ii) THAT NO SUCH BENEFICIAL OWNER IS OR SHALL BECOME A FLOW-THROUGH ENTITY, AND (iii) THAT, PRIOR TO THE ENTRY INTO ANY AMENDMENT TO OR WAIVER OF THE ORGANIZATIONAL DOCUMENTS OF SUCH FLOW-THROUGH ENTITY, AN OPINION OF NATIONALLY RECOGNIZED U.S. TAX COUNSEL MUST BE DELIVERED TO THE TRUST CONFIRMING THAT, AFTER GIVING EFFECT TO SUCH AMENDMENT OR WAIVER, THE TRUST WILL NOT BE CHARACTERIZED AS AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES, AND (2) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE INVESTMENT OF SUCH FLOW-THROUGH ENTITY IN ANY CERTIFICATE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(H)(1)(II) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE CODE, (B) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE CONVEY ANY PARTICIPATING INTEREST IN ANY CERTIFICATE OR ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO ANY CERTIFICATE, (C) IT IS NOT ACQUIRING AND WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF THE CERTIFICATE (OR INTEREST THEREIN) IF SUCH ACQUISITION, SALE, TRANSFER, ASSIGNMENT,

PARTICIPATION, PLEDGE OR DISPOSITION IS THROUGH, OR WOULD CAUSE ANY CERTIFICATE (OR INTEREST THEREIN) TO BE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(B) OF THE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS AND (D) IT DOES NOT AND WILL NOT BENEFICIALLY OWN A CERTIFICATE (OR ANY BENEFICIAL INTEREST THEREIN) IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH CERTIFICATE.”

SECTION 3.  Representations and Warranties.  Each of the Depositor and the Owner Trustee represents and warrants to the other party hereto as set forth in this Section 3.

(a)  The execution, delivery and performance by such party of this Amendment are within its powers, have been duly authorized by all necessary action, and do not contravene its organizational documents or any contractual restriction, law or governmental regulation, or court decree or order binding on or affecting it.

(b)  This Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and general equitable principles.

SECTION 4.  Binding Effect; Ratification.

(a)  This Amendment shall become effective as of the date first set forth above once counterparts hereof shall have been executed and delivered by the parties hereto, at which time this Amendment shall become binding on the parties hereto and their respective successors and assigns.

(b)  The Amended and Restated Trust Agreement, as amended hereby, remains in full force and effect.  On and after the date hereof, each reference in the Amended and Restated Trust Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other Basic Document to the Amended and Restated Trust Agreement, shall mean and be a reference to the Amended and Restated Trust Agreement, as amended hereby.

(c)  Except as expressly amended hereby, the Amended and Restated Trust Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 5.  Miscellaneous.

(a)  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)  The headings of the various Articles and Sections in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

(c)  This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.  Each of the parties hereto further agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.  Executed counterparts of this Amendment may be delivered electronically.

SECTION 6.  Direction to Owner Trustee.  Pursuant to Section 5.3 of the Amended and Restated Trust Agreement, EFCAR, LLC, in its capacity as the Depositor and sole Certificate Owner of the Certificates, hereby authorizes and directs the Owner Trustee to execute and deliver this Amendment.  EFCAR, LLC hereby certifies to the Owner Trustee that (i) it is the sole Certificate Owner of the Certificates representing 100% of the Percentage Interest in the Trust, (ii) it has the power and authority to direct the Owner Trustee under the Amended and Restated Trust Agreement, (iii) all conditions precedent to the execution and delivery of this Amendment have been satisfied, (iv) the terms of this Amendment are not inconsistent with or in violation of the terms of the Basic Documents and (v) the execution and delivery of this Amendment will not materially and adversely affect the interests of the Noteholders.  The Depositor agrees to indemnify the Owner Trustee against the costs, expenses and liabilities that may be incurred by the Owner Trustee in connection with this Amendment, including without limitation in connection with the waiver described in Section 7 of this Amendment.

SECTION 7.  Waiver of Notice.  EFCAR, LLC, as Depositor and in its capacity as the sole and Majority Certificateholder, hereby waives the requirement that the Owner Trustee provide written notification to such Person of the substance of this Amendment pursuant to Section 10.1(b) of the Amended and Restated Trust Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EFCAR, LLC, as Depositor and as the sole and Majority Certificateholder

By:	/s/ Ben Miller
	Name:	Ben Miller
	Title:	Chief Executive Officer

WILMINGTON TRUST COMPANY, as Owner Trustee, Certificate Paying Agent and Certificate Registrar

By:	/s/ Jacob Stapleford
	Name:	Jacob Stapleford
	Title:	Assistant Vice President